Exhibit 99.1

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Brown Shoe Company
Supplemental Information Regarding Discontinued Operations and Certain Non-GAAP Adjustments
May 29, 2013

Supplemental Information Regarding Discontinued Operations and Certain Non-GAAP Adjustments

In these schedules, the Company’s financial results are provided in accordance with generally accepted accounting principles (GAAP), along with supplemental information regarding certain non-GAAP adjustments. In particular, the Company provides information on the classification of certain non-GAAP adjustments related to its discontinued operations. This information is included as a complement to results provided in accordance with GAAP because management believes the non-GAAP financial information helps identify underlying trends in the Company’s business and provides useful information to both management and investors, as the non-GAAP adjustments may not be indicative of the Company’s core operating results. The non-GAAP information should not be considered a substitute for or superior to GAAP results.

SCHEDULE 1

BROWN SHOE COMPANY, INC.
PREVIOUSLY REPORTED CONSOLIDATED STATEMENT OF EARNINGS ADJUSTED FOR DISCONTINUED OPERATIONS AND SUPPLEMENTAL INFORMATION

		13 Weeks Ended
					Memo:
	(Thousands)	Previously Reported April 28, 2012	Reclassifications To Discontinued Operations (1)	April 28, 2012 (GAAP Basis)	Non-GAAP Adjustments Reclassified To Discontinued Operations (2)

	Net sales	$626,441	$(28,262)	$598,179	$–
	Cost of goods sold	387,377	(23,452)	363,925	–

	Gross profit	239,064	(4,810)	234,254	–

	Selling and administrative expenses	218,914	(7,439)	211,475	–
	Restructuring and other special charges, net	11,455	(1,267)	10,188	(1,267)

	Operating earnings	8,695	3,896	12,591	1,267

	Interest expense	(6,157)	121	(6,036)	–
	Interest income	83	–	83	–

	Earnings before income taxes from continuing operations	2,621	4,017	6,638	1,267

	Income tax provision	(993)	(1,623)	(2,616)	(441)

	Net earnings from continuing operations	1,628	2,394	4,022	826

	Net loss from discontinued operations	–	(2,394)	(2,394)	(826)

	Net earnings	1,628	–	1,628	–

	Net loss attributable to noncontrolling interests	(67)	–	(67)	–

	Net earnings attributable to Brown Shoe Company, Inc.	$1,695	$–	$1,695	$–

(1)
Beginning with the first fiscal quarter of 2013, the operations of our Avia, Nevados, Vera Wang and Etienne Aigner brands qualify as discontinued operations. The Company has provided this reconciliation to illustrate the impact of the reclassifications for discontinued operations.

(2)
The earnings releases filed by the Company on Form 8-K on May 18, 2012, August 28, 2012, November 20, 2012 and March 15, 2013, for the first, second, third and fourth fiscal quarters of 2012, respectively, provided certain reconciliations between GAAP earnings and adjusted (non-GAAP) earnings. The amounts in this column herein represent the reclassification of such adjustments impacted by the reclassification to discontinued operations noted in (1) above. Refer to the referenced Form 8-Ks for additional details on such adjustments. In this schedule, the Company’s financial results are provided in accordance with generally accepted accounting principles (GAAP), along with supplemental information regarding certain non-GAAP adjustments. In particular, the Company provides information on the classification of certain non-GAAP adjustments related to its discontinued operations. This information is included as a complement to results provided in accordance with GAAP because management believes the non-GAAP financial information helps identify underlying trends in the Company’s business and provides useful information to both management and investors, as the non-GAAP adjustments may not be indicative of the Company’s core operating results. The non-GAAP information should not be considered a substitute for or superior to GAAP results.

SCHEDULE 2

BROWN SHOE COMPANY, INC.
PREVIOUSLY REPORTED CONSOLIDATED STATEMENT OF EARNINGS ADJUSTED FOR DISCONTINUED OPERATIONS AND SUPPLEMENTAL INFORMATION

		13 Weeks Ended
					Memo:
	(Thousands)	Previously Reported July 28, 2012	Reclassifications To Discontinued Operations (1)	July 28, 2012 (GAAP Basis)	Non-GAAP Adjustments Reclassified To Discontinued Operations (2)

	Net sales	$599,279	$(34,382)	$564,897	$–
	Cost of goods sold	365,465	(28,222)	337,243	(1,322)

	Gross profit	233,814	(6,160)	227,654	1,322

	Selling and administrative expenses	219,261	(7,555)	211,706	–
	Restructuring and other special charges, net	7,491	(165)	7,326	(165)
	Impairment of intangible assets	5,777	(5,777)	–	(5,777)

	Operating earnings	1,285	7,337	8,622	7,264
				–
	Interest expense	(5,758)	113	(5,645)	–
	Interest income	77	–	77	–

	(Loss) earnings before income taxes from continuing operations	(4,396)	7,450	3,054	7,264

	Income tax benefit (provision)	1,682	(2,923)	(1,241)	(2,830)

	Net (loss) earnings from continuing operations	(2,714)	4,527	1,813	4,434

	Net loss from discontinued operations	–	(4,527)	(4,527)	(4,434)

	Net loss	(2,714)	–	(2,714)	–

	Net loss attributable to noncontrolling interests	(179)	–	(179)	–

	Net loss attributable to Brown Shoe Company, Inc.	$(2,535)	$–	$(2,535)	$–

(1)
Beginning with the first fiscal quarter of 2013, the operations of our Avia, Nevados, Vera Wang and Etienne Aigner brands qualify as discontinued operations. The Company has provided this reconciliation to illustrate the impact of the reclassifications for discontinued operations.

(2)
The earnings releases filed by the Company on Form 8-K on May 18, 2012, August 28, 2012, November 20, 2012 and March 15, 2013, for the first, second, third and fourth fiscal quarters of 2012, respectively, provided certain reconciliations between GAAP earnings and adjusted (non-GAAP) earnings. The amounts in this column herein represent the reclassification of such adjustments impacted by the reclassification to discontinued operations noted in (1) above. Refer to the referenced Form 8-Ks for additional details on such adjustments. In this schedule, the Company’s financial results are provided in accordance with generally accepted accounting principles (GAAP), along with supplemental information regarding certain non-GAAP adjustments. In particular, the Company provides information on the classification of certain non-GAAP adjustments related to its discontinued operations. This information is included as a complement to results provided in accordance with GAAP because management believes the non-GAAP financial information helps identify underlying trends in the Company’s business and provides useful information to both management and investors, as the non-GAAP adjustments may not be indicative of the Company’s core operating results. The non-GAAP information should not be considered a substitute for or superior to GAAP results.

SCHEDULE 3

BROWN SHOE COMPANY, INC.
PREVIOUSLY REPORTED CONSOLIDATED STATEMENT OF EARNINGS ADJUSTED FOR DISCONTINUED OPERATIONS AND SUPPLEMENTAL INFORMATION

		13 Weeks Ended
					Memo:
	(Thousands)	Previously Reported October 27, 2012	Reclassifications To Discontinued Operations (1)	October 27, 2012 (GAAP Basis)	Non-GAAP Adjustments Reclassified To Discontinued Operations (2)

	Net sales	$732,169	$(36,184)	$695,985	$–
	Cost of goods sold	446,387	(29,737)	416,650	(78)

	Gross profit	285,782	(6,447)	279,335	78

	Selling and administrative expenses	242,317	(6,121)	236,196	–
	Restructuring and other special charges, net	2,342	(196)	2,146	(196)

	Operating earnings	41,123	(130)	40,993	274

	Interest expense	(5,513)	115	(5,398)	–
	Interest income	76	–	76	–

	Earnings before income taxes from continuing operations	35,686	(15)	35,671	274

	Income tax provision	(11,399)	(19)	(11,418)	(94)

	Net earnings from continuing operations	24,287	(34)	24,253	180

	Net earnings from discontinued operations	–	34	34	(180)

	Net earnings	24,287	–	24,287	–

	Net loss attributable to noncontrolling interests	(5)	–	(5)	–

	Net earnings attributable to Brown Shoe Company, Inc.	$24,292	$–	$24,292	$–

(1)
Beginning with the first fiscal quarter of 2013, the operations of our Avia, Nevados, Vera Wang and Etienne Aigner brands qualify as discontinued operations. The Company has provided this reconciliation to illustrate the impact of the reclassifications for discontinued operations.

(2)
The earnings releases filed by the Company on Form 8-K on May 18, 2012, August 28, 2012, November 20, 2012 and March 15, 2013, for the first, second, third and fourth fiscal quarters of 2012, respectively, provided certain reconciliations between GAAP earnings and adjusted (non-GAAP) earnings. The amounts in this column herein represent the reclassification of such adjustments impacted by the reclassification to discontinued operations noted in (1) above. Refer to the referenced Form 8-Ks for additional details on such adjustments. In this schedule, the Company’s financial results are provided in accordance with generally accepted accounting principles (GAAP), along with supplemental information regarding certain non-GAAP adjustments. In particular, the Company provides information on the classification of certain non-GAAP adjustments related to its discontinued operations. This information is included as a complement to results provided in accordance with GAAP because management believes the non-GAAP financial information helps identify underlying trends in the Company’s business and provides useful information to both management and investors, as the non-GAAP adjustments may not be indicative of the Company’s core operating results. The non-GAAP information should not be considered a substitute for or superior to GAAP results.

SCHEDULE 4

BROWN SHOE COMPANY, INC.
PREVIOUSLY REPORTED CONSOLIDATED STATEMENT OF EARNINGS ADJUSTED FOR DISCONTINUED OPERATIONS AND SUPPLEMENTAL INFORMATION

		14 Weeks Ended
					Memo:
	(Thousands)	Previously Reported February 2, 2013	Reclassifications To Discontinued Operations (1)	February 2, 2013 (GAAP Basis)	Non-GAAP Adjustments Reclassified To Discontinued Operations (2)

	Net sales	$640,176	$(21,441)	$618,735	$–
	Cost of goods sold	388,477	(17,074)	371,403	–

	Gross profit	251,699	(4,367)	247,332	–

	Selling and administrative expenses	238,465	(6,176)	232,289	–
	Restructuring and other special charges, net	2,730	41	2,771	41

	Operating earnings	10,504	1,768	12,272	(41)

	Interest expense	(5,954)	60	(5,894)	–
	Interest income	86	–	86	–

	Earnings before income taxes from continuing operations	4,636	1,828	6,464	(41)

	Income tax provision	(633)	(748)	(1,381)	17

	Net earnings from continuing operations	4,003	1,080	5,083	(24)

	Net loss from discontinued operations	–	(1,080)	(1,080)	24

	Net earnings	4,003	–	4,003	–

	Net loss attributable to noncontrolling interests	(36)	–	(36)	–

	Net earnings attributable to Brown Shoe Company, Inc.	$4,039	$–	$4,039	$–

(1)
Beginning with the first fiscal quarter of 2013, the operations of our Avia, Nevados, Vera Wang and Etienne Aigner brands qualify as discontinued operations. The Company has provided this reconciliation to illustrate the impact of the reclassifications for discontinued operations.

(2)
The earnings releases filed by the Company on Form 8-K on May 18, 2012, August 28, 2012, November 20, 2012 and March 15, 2013, for the first, second, third and fourth fiscal quarters of 2012, respectively, provided certain reconciliations between GAAP earnings and adjusted (non-GAAP) earnings. The amounts in this column herein represent the reclassification of such adjustments impacted by the reclassification to discontinued operations noted in (1) above. Refer to the referenced Form 8-Ks for additional details on such adjustments. In this schedule, the Company’s financial results are provided in accordance with generally accepted accounting principles (GAAP), along with supplemental information regarding certain non-GAAP adjustments. In particular, the Company provides information on the classification of certain non-GAAP adjustments related to its discontinued operations. This information is included as a complement to results provided in accordance with GAAP because management believes the non-GAAP financial information helps identify underlying trends in the Company’s business and provides useful information to both management and investors, as the non-GAAP adjustments may not be indicative of the Company’s core operating results. The non-GAAP information should not be considered a substitute for or superior to GAAP results.